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             [LETTERHEAD OF ICON INTERNATIONAL, INC. APPEARS HERE]



                                                      October 20, 1997


Mr. Eric Van Atta
American Artists Film Corporation
1245 Fowler Street, N.W.
Atlanta, Ga. 30318

Dear Eric:

As discussed, we are in agreement to extend the expiration date of your $500,000 in Trade Credits to 12/31/98, and this letter so extends them.

I hope you are prospering, and we look forward to continuing our relationship.

                                                          Sincerely,

                                                          /s/ Lance Lundberg
                                                          ------------------
                                                          Lance Lundberg


cc: R. Lellio